UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021

Science 37 Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39727	84-4278203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Corporate Pointe Suite 320 Culver City, CA	90230
(Address of Principal Executive Offices)	(Zip Code)

(984) 377-3737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In light of recent comment letters issued by the U.S. Securities and Exchange Commission (the “SEC”), the management of Science 37 Holdings, Inc. (Formerly LifeSci Acquisition II Corp.) (the “Company”) has re-evaluated LifeSci Acquisition II Corp.’s prior application of ASC 480-10-S99-3A to its accounting classification of the redeemable shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering (the “IPO”) on November 24, 2020.

The following changes resulting from the re-evaluation had no impact on the Company’s cash position and cash held in the trust account established in connection with the IPO (the “Trust Account”) and solely relate to information filed with the SEC prior to October 6, 2021, the date the merger between Science 37, Inc. and LifeSci Acquisition II Corp. was consummated.

On December 16, 2021, the Company’s current management and the Audit Committee of the Company’s board of directors (the “Audit Committee”), after consultation with WithumSmith+Brown, PC (“Withum”), the Company’s prior independent registered public accounting firm, concluded that LifeSci Acquisition II Corp.’s previously issued (i) audited balance sheet as of June 30, 2021, as previously restated in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 15, 2021 (the “Q1 Form 10-Q”), (ii) unaudited interim financial statements included in the Q1 Form 10-Q, (iii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 17, 2021, and (iv) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2020, filed with the SEC on February 2, 2021 (collectively, the “Affected Periods”), should be restated to report all Public Shares as temporary equity and should no longer be relied upon. As such, the Company has restated its financial statements for the Affected Periods in the Company’s Annual Report on Form 10-K/A for the period ended June 30, 2021, filed with the SEC on December 20, 2021, as described therein.

The Company’s current management has concluded that in light of the classification error in the previously issued financial statements described above, there was a material weakness in the Company’s internal control over financial reporting. The Company’s remediation plan with respect to such material weakness will be described in more detail in the aforementioned Form 10-K/A.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Science 37 Holdings, Inc.

Date: December 20, 2021	By:	/s/ David Coman
	Name:	David Coman
	Title:	Chief Executive Officer

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